Exhibit 99.2

GREENPOINT FINANCIAL CORP. AND SUBSIDIARIES
CERTIFICATION OF PERIODIC REPORT

I, Jeffrey R. Leeds, Executive Vice President and Chief Financial Officer of GreenPoint Financial Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(3)                                  the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(4)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 28, 2003

/s/ Jeffrey R. Leeds
Jeffrey R. Leeds Executive Vice President and Chief Financial Officer GreenPoint Financial Corp.